Exhibit 10.3

ADMINISTRATION AGREEMENT

among

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2021-1,

as Issuer

VW CREDIT, INC.,

as Administrator

and

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee

Dated as of December 13, 2021

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THIS ADMINISTRATION AGREEMENT (this “Agreement”) dated as of December 13, 2021, is between VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2021-1, a Delaware statutory trust (the “Issuer”), VW CREDIT, INC., a Delaware corporation, as administrator (“VCI” or in its capacity as administrator, the “Administrator”), and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (the “Sale and Servicing Agreement”) by and among Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as seller, the Issuer, VCI, as servicer, and the Indenture Trustee.

W I T N E S S E T H :

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and the Certificate pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including, (i) the Sale and Servicing Agreement, (ii) the Indenture and (iii) the Note Depository Agreement (the Trust Agreement and each of the agreements referred to in clauses (i) through (iii) are referred to herein collectively as the “Issuer Documents”);

WHEREAS, to secure payment of the Notes, the Issuer has pledged the Collateral to the Indenture Trustee pursuant to the Indenture;

WHEREAS, pursuant to the Issuer Documents, the Issuer and the Owner Trustee are required to perform certain duties;

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement), and to provide such additional services consistent with this Agreement and the Issuer Documents as the Issuer may from time to time request;

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Duties of the Administrator.

(a) Duties with Respect to the Issuer Documents. The Administrator shall perform all of its duties as Administrator under this Agreement and the Issuer Documents and the duties and obligations of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) under the Issuer Documents, including the execution on behalf of the Issuer of any amendment to the Indenture that is being executed pursuant to Section 9.1(c) thereof, which such amendments the Administrator is authorized to execute and deliver on behalf of the Issuer; provided, however, except as otherwise provided in the Issuer Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer

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Document; provided, further, however, that the Administrator shall have no obligation, and the Owner Trustee shall be required to fully perform its duties, with respect to the obligations of the Owner Trustee under Sections 11.12, 11.13, 11.14 and 11.15 of the Trust Agreement and to otherwise comply with the requirements of the Owner Trustee related to Regulation AB. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding its duties and obligations under the Issuer Documents. The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Issuer and the Owner Trustee when action is necessary to comply with the Issuer’s and the Owner Trustee’s duties and obligations under the Issuer Documents. The Administrator shall perform such calculations, and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file and deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Issuer Documents, and shall prepare, execute, file and deliver on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Issuer Documents or otherwise by law.

(b) Notices to Rating Agencies. The Administrator shall give notice to each Rating Agency of (i) any merger or consolidation of the Owner Trustee pursuant to Section 10.4 of the Trust Agreement; (ii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (iii) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (iv) any Default or Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture; (v) the termination of, and/or appointment of a successor to, the Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement; and (vi) any supplemental indenture pursuant to Section 9.1 or 9.2 of the Indenture; which notice shall be given, in the case of each of (i) through (vi), promptly upon the Administrator being notified thereof by the Owner Trustee, the Indenture Trustee or the Servicer, as applicable.

(c) No Action by Administrator. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer directs the Administrator not to take or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any of the Issuer Documents.

(d) Non-Ministerial Matters; Exceptions to Administrator Duties.

(i) Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

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(A) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

(C) the removal of the Indenture Trustee.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the Trust Estate or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer, the Seller and the Indenture Trustee at any time during normal business hours.

3. Compensation; Payment of Fees and Expenses. As compensation for the performance of the Administrator’s obligations under this Agreement, the Administrator shall be entitled to receive $30,000 annually which shall be solely an obligation of the Servicer. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

4. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or to represent the Issuer in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer.

5. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Administrator or the Issuer or (iii) shall be deemed to confer on the Administrator or the Issuer any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

6. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

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7. Representations and Warranties of the Administrator. The Administrator represents and warrants to the Issuer and the Indenture Trustee as follows:

(a) Existence and Power. The Administrator is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, all power and authority to carry on its business as now conducted. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Collateral.

(b) Authorization and No Contravention. The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Administrator and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator’s ability to perform its obligations under, the Transaction Documents).

(c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Collateral or would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

(d) Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

8. Administrator Replacement Events; Termination of the Administrator.

(a) Subject to clauses (d) and (e) below, the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(b) Subject to clauses (d) and (e) below, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

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(c) The occurrence of any one of the following events (each, an “Administrator Replacement Event”) shall also entitle the Issuer, subject to Section 20 hereof, to terminate and replace the Administrator:

(i) any failure by the Administrator to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders, which failure continues unremedied for ten Business Days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal balance of the Outstanding Notes;

(ii) any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal balance of the Outstanding Notes;

(iii) any representation or warranty of the Administrator made in any Transaction Document to which the Administrator is a party or by which it is bound or any certificate delivered pursuant to this Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which failure continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal balance of the Outstanding Notes (it being understood that any repurchase of a Receivable by VCI pursuant to Section 3.3 of the Purchase Agreement, by the Seller pursuant to Section 2.4 of the Sale and Servicing Agreement or by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Receivable); or

(iv) the Administrator suffers a Bankruptcy Event;

provided, however, that a delay in or failure of performance referred to under clauses (i), (ii) or (iii) above for a period of 150 days will not constitute an Administrator Replacement Event if such delay or failure was caused by force majeure or other similar occurrence.

(d) If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 19 hereof, by notice given to the Administrator and the Owner Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to

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Section 19 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 19 hereof, pursuant to a management agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator.

(e) The Issuer, subject to Section 19 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

9. Action upon Termination or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8, or the removal of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid by the Servicer all fees accruing to it to the date of such termination or removal.

10. Liens. The Administrator will not directly or indirectly create, allow or suffer to exist any Lien on the Collateral other than Permitted Liens.

11. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, by facsimile or by electronic mail and addressed in each case as specified on Schedule II to the Sale and Servicing Agreement or at such other address as shall be designated in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

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12. Amendments.

(a) Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i) the Administrator delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

(ii) the Administrator delivers an Officer’s Certificate of the Administrator to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii) the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment;

provided, that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee, the Owner Trustee or the Issuer Delaware Trustee without the prior written consent of such Person.

(b) This Agreement may also be amended from time to time by the Issuer, the Administrator and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal balance of the Outstanding Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c) Prior to the execution of any such amendment, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment, the Administrator (i) shall furnish a copy of such amendment to each Rating Agency, the Owner Trustee and the Indenture Trustee and (ii) if this Agreement is amended in accordance with clauses (i) or (ii) of Section 12(a), shall furnish a copy of such Opinion of Counsel or Officer’s Certificate, as the case may be, to each of the Rating Agencies.

(d) Prior to the execution of any amendment to this Agreement, the Issuer, the Owner Trustee, the Issuer Delaware Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee, the Issuer Delaware Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s, the Issuer Delaware Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

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13. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Each of the parties hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts, including in counterparts executed via electronic signature, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

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16. Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

17. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

18. Not Applicable to VCI in Other Capacities. Nothing in this Agreement shall affect any obligation VCI may have in any other capacity.

19. Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Owner Trustee, the Issuer Delaware Trustee, any separate trustee or co-trustee appointed under Section 6.10 of the Indenture and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt, each of the Owner Trustee and the Issuer Delaware Trustee is a third party beneficiary of this Agreement and each is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20. Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and Grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement.

21. Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the

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benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

22. Limitation of Liability. Notwithstanding anything contained herein to the contrary, (a) this Agreement has been executed and delivered by Citibank, N.A., not in its individual capacity but solely as Owner Trustee (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee and the Issuer is made and intended not as personal representations, undertakings and agreements by Citibank, N.A. but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citibank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein of the Owner Trustee or the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Citibank, N.A. has made no investigation as to the accuracy or completeness of any representations and warranties made by the Owner Trustee or the Issuer in this Agreement and (e) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee or the Issuer under this Agreement or any other related documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

23. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision herein.

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24. Electronic Signatures and Transmission25. .

(a) For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by electronic transmission. The term “electronic signature” shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto agrees that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign Act, UETA or any applicable state law. Each of the parties hereto are authorized to accept written instructions, directions, reports, notices or other communications delivered by electronic transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and none of the parties hereto shall have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information delivered to such party, including, without limitation, the risk of such party acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b) Any requirement in this Agreement that a document, including this Agreement, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by electronic transmission.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2021-1

By: Citibank, N.A., not in its individual capacity but solely as Owner Trustee

By:	/s/ Louis Piscitelli
Name:	Louis Piscitelli
Title:	Senior Trust Officer

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VW CREDIT, INC., as Administrator

By:	/s/ Rafael Vieira Teixeira
Name:	Rafael Vieira Teixeira
Title:	Executive Vice President and
Chief Financial Officer

By:	/s/ Jens Schreiber
Name:	Jens Schreiber
Title:	Treasurer

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U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

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Joinder of Servicer:

VW CREDIT, INC., as Servicer, joins in this Agreement solely for purposes of Section 3.

VW CREDIT, INC., as Servicer

By:	/s/ Rafael Vieira Teixeira
Name:	Rafael Vieira Teixeira
Title:	Executive Vice President and
Chief Financial Officer

By:	/s/ Jens Schreiber
Name:	Jens Schreiber
Title:	Treasurer

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